Exhibit 10.24

声明与承诺函

Statement and Letter of Commitment

鉴于北京通美晶体技术股份有限公司（以下简称“北京通美”或“公司”）拟申请首次公开发行股票并在科创板上市，本企业作为北京通美的控股股东，就以下事项声明和承诺如下：

In view that Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as “Beijing Tongmei” or “the Company”) plans to apply for an IPO (initial public offering) and be listed on the Science and Technology Innovation Board, our enterprise, as the controlling shareholder of Beijing Tongmei, hereby states and undertakes as follows:

一、本企业认缴或受让公司注册资本对应的投资款均系本企业自有或自筹资金，来源合法合规。

I. The corresponding investment funds when our enterprise subscribes or accepts the transfer of the Company’s registered capital are the owned or self-raised funds with the sources in line with laws and regulations.

二、本企业所持有的公司股权为本企业真实持有，权属清晰，不存在委托持股、信托持股或其他特殊安排情形。

II. The Company’s equity held by our enterprise is really held by our enterprise, with the clear ownership, and there is no entrusted shareholding, trust shareholding or other special arrangements.

三、截至本函出具日，本企业与公司其他股东之间不存在一致行动关系、表决权委托/代理等任何特殊安排。

III. As of the date when this letter is issued, there is no concerted action relationship, voting power entrustment/agency and any other special arrangements between our enterprise and other shareholders of the Company.

四、2018年1月1日至本函出具日，本企业任意单一股东均无法基于其所持表决权股份单独决定本企业股东大会的审议事项，本企业任意单一董事或股东均无法对董事会决议产生决定性影响。本企业不存在实际控制人。

IV. From January 1, 2018 to the date when this letter is issued, no single shareholder of our enterprise can independently decide the matters to be deliberated at the shareholders’ meeting of our enterprise based on the voting shares held by such shareholder, and no single director and shareholder of our enterprise can generate the decisive impact on the resolution made by the Board of Directors. Our enterprise does not have the actual controller.

五、截至本函出具日，本企业所持有的公司股份不存在被质押、冻结、查封或设定其他第三者权益的情况，亦未涉及任何争议纠纷或潜在纠纷。

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Exhibit 10.24

V. As of the date when this letter is issued, the Company’s shares held by our company have not been pledged, frozen or sealed up, or have not had other third-party rights and interests set on them, and have not been involved in any disputes or potential disputes as well.

六、2020年11月至2021年1月，本企业与公司及相关方签署《增资协议之补充协议》《增资协议之补充协议二》，约定公司未在2022年12月31日（或各方协商一致并书面同意的其他日期）前实现IPO，或其他特定情形下投资方有权要求本企业回购投资方所持有的全部或部分公司股权。除上述条款外，还存在股权转让限制、优先购买、优先出售、反稀释等特殊权利条款；《增资协议之补充协议》自公司向中国证监会或证券交易所正式提交IPO申请材料之日起自动终止；如公司未在2022年12月31日（或各方协商一致并书面同意的其他日期）前完成合格上市，则回购条款自动恢复效力且追溯至《增资协议之补充协议》签署之日起即有效力。

VI. From November 2020 to January 2021, our company signed the Supplementary Agreement to Capital Increase Agreement and the Supplementary Agreement II to Capital Increase Agreement with the Company and the interested parties, agreeing that if the Company fails to realize the IPO before December 31, 2022 (or other dates uniformly negotiated and agreed in writing by the parties), or in other specific circumstances, the investors shall have the right to require our enterprise to repurchase all or part of the Company’s equity held by the investors. In addition to the above clause, there are also special right provisions, such as equity transfer restriction, preemption, sales in priority and anti-dilution; the Supplementary Agreement to Capital Increase Agreement shall be automatically terminated from the date when the Company formally submits the IPO application materials to CSRC or the Stock Exchange; if the Company fails to complete the qualified listing before December 31, 2022 (or other dates uniformly negotiated and agreed in writing by the parties), then the repurchase clause shall resume its effectiveness automatically and be effective retroactively from the signing date of the Supplementary Agreement to Capital Increase Agreement.

除上述情形外，截至本函出具日，本企业与公司和/或公司其他股东不存在任何有效的、以书面或口头形式达成的任何涉及和/或可能涉及的投资者投资回报承诺、公司经营业绩承诺、与公司上市有关的相关承诺、补偿条款、股份回购、对赌等事项的约定或承诺。

Except the above circumstances, as of the date when this letter is issued, there has been no effective, written or oral commitment on the investors’ ROI, commitment on the Company’s operation performance, relevant commitments related to the Company’s listing, and agreements or commitments on the matters such as

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Exhibit 10.24

compensation clause, share repurchase and gambling involved/possibly involved between our enterprise and the Company and/or other shareholders of the Company.

七、2018年1月1日至本函出具日，本企业不存在贪污、贿赂、侵占财产、挪用财产或者破坏社会主义市场经济秩序的刑事犯罪，不存在涉嫌欺诈发行、重大信息披露违法或其他涉及国家安全、公共安全、生态安全、生产安全、公众健康安全等领域的重大违法行为，不存在被立案调查或者被司法机关立案侦查，尚未结案的情形；本企业不存在尚未了结的或可以合理预见的重大诉讼、仲裁或行政处罚案件。

VII. Since January 1, 2018 till the date when this letter is issued, our enterprise has not been involved in the criminal offences such as corruption, bribery, embezzlement of property, misappropriation of property or destruction of the order of socialist market economy, has not been involved in fraudulent issuance, illegal disclosure of major information or other major illegal acts involving the fields such as the state security, public security, ecological security, production security and public health security, and has not been registered and surveyed or been registered and investigated by a judicial authority but the case has not been closed yet; our enterprise has not been involved in any pending or reasonably foreseeable major litigation, arbitration or administrative penalty cases.

八、截至本函出具日，除附件所列情形外，本企业在公司的主要客户或供应商中未直接或间接占有任何权益；本企业与北京通美本次申请首次公开发行股票并在科创板上市相关的中介机构（指海通证券股份有限公司、北京市金杜律师事务所、安永华明会计师事务所（特殊普通合伙），下同）以及该等单位的实际控制人、股东/合伙人、董事、监事、高级管理人员、经办人之间不存在关联关系。

VIII. As of the date when this letter is issued, except the circumstances listed in the annex, our enterprise has not directly or indirectly occupied any rights and interests in the Company’s major clients or suppliers; there has been no association relationship between our company and the intermediaries (refer to Haitong Securities Co., Ltd., Beijing King & Wood Mallesons and Ernst & Young Hua Ming (Special General Partnership), the same below) related to Beijing Tongmei’s application of IPO and listing on the Science and Technology Innovation Board this time as well as actual controllers, shareholders/partners, directors, supervisors, senior executives and handlers of such units.

九、本企业就公司本次申请首次公开发行股票并在科创板上市向公司及其中介机构提供的所有原始书面材料、副本材料、复印材料、口头信息或证言是真实、完整和准确的，且无任何虚假、隐瞒、遗漏或误导之处；本企业所提供的副本或复印件与正本或原件内容一致，所有文件上的印章与签名都是

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Exhibit 10.24

真实的。如违反前述承诺，本企业将向公司及其中介机构依法赔偿其因此遭受的全部损失；如未来发生与本企业提供的资料和信息不一致的情形，本企业将立即通知公司及其中介机构。

IX. All original written materials, duplicates, copies, oral information or testimonies provided by our company for the Company and its intermediaries in terms of the Company’s application of IPO and listing on the Science and Technology Innovation Board this time are true, complete and accurate, without any false, concealed, omitted or misleading content; the duplicates or copies provided by our enterprise are consent with the originals, and the seals and signatures on all documents are true. In case of violating the above-mentioned commitments, our enterprise will compensate the Company and its intermediaries for all the losses caused to them according to law; in case of any circumstances inconsistent with the materials and information provided by our enterprise in the future, our enterprise will immediately notify the Company and its intermediaries.

特此声明承诺。

Hereby state and undertake.

（以下无正文）

(There is no text below)

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Exhibit 10.24

（本页无正文，为《声明与承诺函》的签署页）

(Without text, this page is a signing page of Statement and Letter of Commitment)

AXT, Inc. （盖章） (Sealed) 签署： Signed by: 姓名：MORRIS SHEN-SHIH YOUNG Name: MORRIS SHEN-SHIH YOUNG 职务：授权代表 Title: authorized representative 日期：年月日 Date: MM/DD/YY

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Exhibit 10.24

附件：本企业在北京通美的客户或供应商中的持股情况

Annex: Shareholding of Our Enterprise in the Clients or Suppliers of Beijing Tongmei

ame of the Company	hareholding proportion (%)
公司名称 Name of the Company	持股比例(%) Shareholding proportion (%)
北京吉亚半导体材料有限公司 Beijing JiYa Semiconductor Material Co., Ltd.	39
峨眉山嘉美高纯材料有限公司 Emeishan Jiamei High Pure Materials Co., Ltd.	10
锡林郭勒通力锗业有限责任公司 XiLinGol Tongli Ge Refine Co., Ltd. *	0

* We determined that XiLinGol Tongli Ge Refine Co., Ltd. was fully impaired and wrote the asset balance down to zero in 2019.

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